Exhibit 99.1

FS SPECIALTY LENDING FUND

Formerly FS Energy and Power Fund

EXPECTED LISTING TIMELINE
October 20	Anticipated October distribution payable date (subject to board approval)
October 20	Shareholder maintenance account freeze begins at the transfer agent (SS&C). Custodians may set an additional internal freeze period at their discretion. Please consult directly with each firm for specific timing and details
October 28	Targeted date for share movement to reorg fund Reorg fund will be named FS Specialty Lending Fund
November 10	Q3 NAV published
By End of Q4 2025
— Targeted listing on NYSE — Ticker: FSSL

—  Direct Registration Transaction Advice (DRTA) sent to eligible shareholders

—  The Fund will not take any action prior to listing for any fractional shares

—  New distribution reinvestment plan effective upon listing

Q1 2026	Distribution frequency updated to Monthly instead of Quarterly[1]
Note: Subject to change. Listing is subject to market conditions, approval of the NYSE, satisfaction of the NYSE listing standards, and final board approval. There can be no assurance that the Fund will be able to complete the listing within the expected timeframe, or at all.

FUND	TYPE	CUSIP	SS&C FUND #	AIP SIN
FS Specialty Lending Fund	Pre-Reorg	30264D208	3804	0000386412079005
FS Specialty Lending Fund Institutional	Pre-Reorg	30299G606	5814	0000386412349006
FS Specialty Lending Fund Advisory Plus	Pre-Reorg	30299B300	5824	0000386412349005
FS Specialty Lending Fund Advisory	Pre-Reorg	302999248	5834	0000386412349004
FS Specialty Lending Fund	Reorg Fund; Listing	644323107	9181	N/A

SHAREHOLDER MAINTENANCE ACCOUNT FREEZE

—  Freeze on shareholder accounts at transfer agent, SS&C/DST, starting October 20

—  Custodians may set an additional internal freeze period at their discretion. Please consult directly with each firm for specific timing and details

—  Please deliver in good order customer account maintenance and re-registration requests to SS&C/DST before October 17, 2025

—  Customer account maintenance and re-registration requests received by SS&C/DST on or after October 17, may not be honored

LISTING OPERATIONAL OVERVIEW FLYER	1

FRACTIONAL (FRAC) SHARES

—  The Fund will not take any action prior to listing for any fractional shares

—  Upon listing, the Fund will liquidate the fractional shares in the open market for accounts that move to brokerage. These transactions will be processed within each shareholder’s account at SS&C/DST

—  Transaction description line item at SS&C/DST: “Shares Liquidated”

—  Results of fractional share liquidated transactions will be visible for advisors on DST Vision at the time of processing of each account

DISTRIBUTIONS[1]
— October 20: Anticipated distribution payable date (subject to board approval) — Q1-2026—Distribution frequency: Monthly

NYSE LISTING

—  Target NYSE listing date: By end of Q4 2025 (subject to market conditions, approval of NYSE and final board approval). There can be no assurance that the Fund will be able to complete the listing within the targeted timeframe or at all

—  SS&C GIDS, Inc./DST to remain as transfer agent

—  Direct Registration Transaction Advice (DRTA) will be mailed to applicable shareholders at the time of listing. Financial Advisors will be able to access and download copies of DRTA notices directly through DST Vision.

—  Deposit/Withdrawal at Custodian (DWAC) available upon day of NYSE listing. Transaction description line item at SS&C/DST: “Transfer to Dealer/Cust”

—  DRS available upon day of NYSE listing. Transaction description line item at SS&C/DST: “Transfer to Brokerage”

—  Registered shareholders who would like to liquidate their shares, a completed liquidation form is required, which is available on our website (www.futurestandard.com).

NEW DISTRIBUTION REINVESTMENT PLAN (DRP)

—  A new DRP will go into effect upon listing on NYSE.

—  The DRP will be structured as an opt-out program. If a registered shareholder prefers to receive distributions in cash, a completed account maintenance form is required, which is available on our website (www.futurestandard.com). See contact information below for additional information about the DRP (General Inquiries).

—  The Fund is targeting an annualized distribution rate of 9.0 – 9.5% based on the Fund’s NAV.[1]

—  For shareholders who do not move their shares into a brokerage account, distribution elections will be set to participate in the DRP.

HAVE QUESTIONS? Visit our website or use the below resources:

GENERAL INQUIRIES: Contact the Future Standard Client Relations team at service@futurestandard.com

LISTING OPERATIONAL OVERVIEW FLYER	2

NOTES
1	The actual dividend yield at listing may be higher or lower based on the then current NAV. The payment of future distributions on FSSL’s common shares is subject to the discretion of FSSL’s board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, anticipated distribution rates and liquidity events. Words such as “intends,” “will,” “believes,” “expects,” “projects,” “future” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the reorganization, complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with approval by shareholders of the Fund of the Reorganization and Declaration of Trust amendments discussed herein, which occurred at a shareholder meetings held on September 26, 2025 and adjourned to October 14, 2025, the Successor Fund filed with the SEC solicitation materials in the form of a joint proxy statement/prospectus included in an effective registration statement on Form N-14 (File No. 333-286859), which joint proxy statement/prospectus was mailed to shareholders of the Fund. Information regarding the identity of potential participants in such solicitation, and their direct or indirect interests in the Fund, by security holdings or otherwise, were set forth in the definitive joint proxy statement/prospectus and the proxy statement and any other materials filed with the SEC in connection with the Fund’s 2024 annual meeting of shareholders. The proxy statement/prospectus and other relevant documents filed with the SEC contain important information about the Reorganization, the Declaration of Trust amendments, the Fund and the Successor Fund. Free copies of the joint proxy statement/prospectus and other documents are available on the SEC’s web site at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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LISTING OPERATIONAL OVERVIEW FLYER	3